UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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SALEM MEDIA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-05)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2016. Meeting Information SALEM MEDIA GROUP, INC. Meeting Type: Annual Meeting For holders as of: March 23, 2016 Date: May 18, 2016 Time: 9:30 a.m. PDT Location: Salem Media Group, Inc. 4880 Santa Rosa Road Camarillo, CA 93012 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SALEM MEDIA GROUP, INC. ATTN: MALLORIE KLEMENS 4880 SANTA ROSA ROAD CAMARILLO, CA 93012 E05717-P73477 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2016 to facilitate timely delivery. How To Vote E05718-P73477 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. g XXXX XXXX XXXX XXXX

Voting Items The BOARD OF DIRECTORS recommends a vote "FOR" Proposal 2. The BOARD OF DIRECTORS recommends a vote "FOR" Proposal 1. 2. Advisory (non-binding) vote on a resolution approving executive compensation as disclosed pursuant to Item 402 of Regulation S-K. 1. To elect nine (9) members to the Board of Directors of Salem: †The holders of Salem's Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Hinz and Riddle. At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof. Nominees: 1a. Stuart W. Epperson 1b. Edward G. Atsinger III 1c. Roland Hinz† 1d. Richard Riddle† 1e. Jonathan Venverloh 1f. J. Keet Lewis 1g. Eric H. Halvorson 1h. Edward C. Atsinger E05719-P73477 1i. Stuart W. Epperson Jr.

Voting Items The BOARD OF DIRECTORS recommends a vote "FOR" Proposal 1. 1. To elect seven (7) members to the Board of Directors of Salem: Nominees: 1a. Stuart W. Epperson 1b. Edward G. Atsinger III 1c. Jonathan Venverloh 1d. J. Keet Lewis 1e. Eric H. Halvorson 1f. Edward C. Atsinger 1g. Stuart W. Epperson Jr. The BOARD OF DIRECTORS recommends a vote "FOR" Proposal 2. 2. Advisory (non-binding) vote on a resolution approving executive compensation as disclosed pursuant to Item 402 of Regulation S-K. E05720-P73477 At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

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